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                                                                    EXHIBIT 10.4


                         PLEDGE AND SECURITY AGREEMENT

                This Pledge and Security Agreement (this "Agreement"), dated as of December 12, 2001, is entered into by and between ViaSat, Inc., a Delaware corporation ("Pledgor"), and Wildblue Communications, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

                A. Concurrently herewith, Pledgor has purchased 16,153,846.15 Class B Units (the "Units") of U.S. Monolithics, LLC, an Arizona limited liability company (the "Company"), pursuant to a Unit Purchase Agreement dated as of December 12, 2001 by and between Secured Party and Pledgor (the "Purchase Agreement").

                B. As part of the consideration paid by Pledgor for the Units, Pledgor issued a secured promissory note of even date herewith in favor of Secured Party in the aggregate principal amount of Six Million U.S. Dollars (US$6,000,000) (the "Note").

                C. As security for the Note, Pledgor agreed to pledge to Secured Party 9,692,307.69 of the Units.

                                    AGREEMENT

                In consideration of the premises herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Secured Party and Pledgor hereby agree as follows:

        1. Definitions.

                1.1 "UCC" shall mean the Uniform Commercial Code -- Secured Transactions as amended as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                1.2 All capitalized terms used, but not otherwise defined herein, shall have the meanings provided in the Purchase Agreement.

        2. Assignment, Pledge and Grant of Security Interest.

                2.1 To secure the timely payment and performance of the Secured Obligations (as defined below), Pledgor hereby pledges to Secured Party, and grants to Secured Party a first priority security interest in all the estate, right, title and interest of Pledgor in and to 9,692,307.69 Class B Units of the Company (the "Pledged Collateral") represented by a certificate of interest


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in the Company in the name of Secured Party and duly assigned by Secured Party to Pledgor (the "Certificate").

                2.2 Within two business days of the date of this Agreement, (a) Secured Party, on behalf of Pledgor, will cause to be delivered and deposited into escrow (the "Escrow") with Computershare Trust Company, Inc., a Colorado corporation (the "Escrow Agent"), in pledge, the Certificate, and (b) Pledgor will deliver to the Escrow Agent undated unit powers signed in blank by Pledgor. The parties acknowledge and agree that the Escrow Agreement of even date herewith by and among Pledgor, Secured Party and the Escrow Agent (the "Escrow Agreement") shall exclusively govern the release of the Pledged Collateral from the Escrow.

                2.3 This Agreement and all of the Pledged Collateral secure the payments and performance by Pledgor of the Note (the "Secured Obligations").

        3. Events of Default. The failure of Pledgor to pay to Secured Party all principal and interest due and owing under the Note by January 31, 2002 in the manner contemplated in Section 2 of the Escrow Agreement shall constitute an "Event of Default" hereunder.

        4. Remedies Upon Event of Default.

                4.1 If any Event of Default has occurred and is continuing, in addition to any and all remedies available to Secured Party under the Note:

                (a) Secured Party may (but shall be under no obligation to) take possession of the Pledged Collateral as provided for in the Escrow Agreement. Secured Party may also, without notice except as specified below, sell by any lawful manner the Pledged Collateral or any part thereof in one or more lots at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior written notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part against, all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                (b) Secured Party, at any time and from time to time, at its option and at the expense of Pledgor, may (i) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (ii) take control of, vote and manage all or any of the Pledged Collateral; and (iii) apply to the payment of any of the Secured Obligations, whether any


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be due and payable or not, any moneys, including cash dividends and income from the Pledged Collateral, now or hereafter in the hands of Secured Party, on deposit or otherwise, belonging to Pledgor, as Secured Party, in its sole discretion, shall determine.

                4.2 So long as no Event of Default has occurred and is continuing, Pledgor reserves the right to receive all income and other distributions in respect of the Pledged Collateral and exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

        5. Remedies Cumulative; Delay Not Waiver.

                5.1 No right, power or remedy herein conferred upon or reserved to Secured Party is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by applicable law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Secured Party, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

                5.2 No delay or omission of Secured Party to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by Secured Party.

        6. Further Assurances; Financing Statements.

                6.1 Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Secured Party may reasonably request, in order to protect the security interest granted or intended to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral.

                6.2 Pledgor shall, promptly upon request, provide to Secured Party all information and evidence it may reasonably request concerning the Pledged Collateral to enable Secured Party to enforce the provisions of this Agreement.

        7. Place of Business; Location of Records. Unless Secured Party is otherwise notified by Pledgor, the chief executive office of Pledgor is, and all records of Pledgor concerning the Pledged Collateral are and will be, located at the following address:


               ViaSat, Inc.
               6155 El Camino Real
               Carlsbad, CA  92009-1699



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        8. Continuing Assignment and Security Interest; Transfer of Note. This
Agreement shall create a continuing pledge and assignment of and security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Note; (b) be binding upon Pledgor and its successors and assigns; and (c) inure, together with the rights and remedies of Secured Party, to the benefit of Secured Party and its successors, transferees and assigns. The release of the security interest in any or all of the Pledged Collateral, the taking or acceptance of additional security, or the resort by Secured Party to any security it may have in any order it may deem appropriate, shall not affect the liability of any person on the indebtedness secured hereby.

        9. Termination. This Agreement shall terminate upon the payment and performance by Pledgor of the Secured Obligations.

        10. Amendments; Waivers; Consents. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by Pledgor therefrom, shall in any event be effective without the written concurrence of Secured Party and Pledgor.

        11. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Secured Party:

                      Wildblue Communications, Inc.
                      4600 South Syracuse, Suite 500
                      Denver, CO 80237
                      Fax No.: 720-554-7500
                      Attn: David Brown, General Counsel

With a copy to:       Brownstein Hyatt & Farber, P.C.
                      410 Seventeenth Street, 22nd Floor
                      Denver, CO 80202
                      Fax No.: 303-223-0970
                      Attn: John L. Ruppert, Esq.

If to Pledgor:

                      ViaSat, Inc.
                      6155 El Camino Real
                      Carlsbad, CA 92009-1699
                      Fax No.: 760-929-3926
                      Attn:  Keven K. Lippert, Esq.


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With a copy to:       Latham & Watkins
                      12636 High Bluff Drive, Suite 300
                      San Diego, CA 92130-2071
                      Fax No.: 858-523-5450
                      Attn:  Craig M. Garner, Esq.

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, or ordinary mail). Each such notice, request, demand, claim, or other communication shall be deemed to have been duly given (i) if by fax, when such fax has been transmitted to the fax number set forth in this Section 11 and evidence of receipt is received or (ii) if given by any other means, upon delivery or refusal of delivery at the address set forth in this Section 11. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

        12. Governing Law. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the Pledged Collateral shall be governed by the laws of the State of California, without reference to conflicts of law, except as required by mandatory provisions of law and except to the extent that the validity or perfection or priority of the lien and security interest hereunder, or remedies hereunder, in respect of the Pledged Collateral are governed by the laws of a jurisdiction other than the State of California.

        13. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

        14. Headings Descriptive. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

        15. Entire Agreement. This Agreement, together with any other written agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

        16. Time. Time is of the essence of this Agreement.

        17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement. Each party shall accept the facsimile signature of the other party hereto and shall be bound by its own facsimile signature; provided, however, that the parties shall exchange original signatures by overnight mail.


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        18. Mediation/Arbitration. If a dispute arises out of or relates to this
Agreement, or the breach thereof, Pledgor and Secured Party shall negotiate in good faith to settle such dispute, controversy or claim within fifteen (15) calendar days of notice thereof. If Pledgor and Secured Party are unable to resolve such dispute, controversy or claim arising out of this Agreement or the performance, breach or termination thereof within fifteen (15) calendar days, it shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Denver, Colorado. The arbitration shall be conducted by a neutral arbitrator selected by mutual agreement of Pledgor and Secured Party within ten days after notice by either party to the other requesting such arbitration. If Pledgor and Secured Party fail to agree within ten days on the selection of the arbitrator, an arbitrator shall be promptly appointed by the American Arbitration Association. Prior to issuing a final arbitration award, the arbitrator shall provide Pledgor and Secured Party with a preliminary ruling and allow Pledgor and Secured Party a reasonable period (not to exceed five (5) business days) to respond in writing to the preliminary ruling. Judgment upon the arbitration award rendered may be entered in any court having jurisdiction. The prevailing party shall be entitled to all costs of arbitration including, but not limited to, reasonable attorneys' fees and out-of-pocket expenses. The parties shall be entitled to discovery in the same manner as though the dispute was within the jurisdiction of the County Court, Denver, Colorado. Except as otherwise required by law (or by the fiduciary duties of Pledgor's directors), all information resulting from or otherwise pertaining to any dispute shall be nonpublic and handled by Pledgor, Secured Party and their respective agents in such a way as to prevent the public disclosure of such information.


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        IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and
Security Agreement to be duly executed and delivered as of the date first above written.

BUYER:                                      SELLER:

VIASAT, INC., a Delaware corporation        WILDBLUE COMMUNICATIONS, INC.,
                                            a Delaware corporation

By: /s/ Gregory D. Monahan                  By: /s/ David M. Brown
   ------------------------------------        ---------------------------------
Name: Gregory D. Monahan                    Name: David M. Brown
Title: VP General Counsel and Secretary     Title: Vice President




                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]